EXHIBIT 99.6

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                        Ryder Vehicle Lease Trust 1999-A

                    Summary of Quarterly Reports to Investors
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          The undersigned officer certifies on behalf of Ryder Truck Rental,
          Inc., as Administrative Agent under the Administration Agreement among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain 1999-A Administration Supplement dated as of October 1, 1999, that the following is an accurate summary of information set forth in quarterly reports to investors that have been supplied with respect to periods in the year ended December 31, 2000, pursuant to Sections 8.03 and 8.04(e) of the Indenture, dated as of October 1, 1999 (the "Indenture"), between Ryder Vehicle Lease Trust 1999-A, as Issuer, and U.S. Bank National Association, as Trustee, and
          Section 5.02 of the Amended and Restated Trust Agreement, dated as of October 1, 1999, between Chase Manhattan Bank Delaware, as Owner Trustee and Ryder Funding LP. Capitalized terms used in this Certificate have been defined in the Indenture.

(i)     SUBI Collections for the Collection Period January 01, 2000 through December 31, 2000                  $70,740,021.64

        Amounts allocable to the 99% 1999-A SUBI Certificate                                                   $70,032,621.42

        Amounts allocable to the 1% 1999-A SUBI Certificate                                                    $   707,400.22

(ii)    Available Funds
                (i)      99% of SUBI Collections                                                               $70,032,621.42
               (ii)      Advances                                                                              $   (21,663.06)
              (iii)      99% of the Residual Value Surplus Draw Amount                                         $         0.00
               (iv)      The Optional Purchase Price                                                           $         0.00

(iii)   Interest accrued on the Class A Notes during the Accrual Period
                                Class A-1                                                                      $   320,014.36
                                    Dollar Amount per $1,000 of original principal balance                     $        11.43
                                Class A-2                                                                      $ 3,608,579.16
                                    Dollar Amount per $1,000 of original principal balance                     $        57.28
                                Class A-3                                                                      $ 3,607,200.00
                                    Dollar Amount per $1,000 of original principal balance                     $        66.80
                                Class A-4                                                                      $ 3,651,700.00
                                    Dollar Amount per $1,000 of original principal balance                     $        68.90
                                Class A-5                                                                      $ 6,053,370.00
                                    Dollar Amount per $1,000 of original principal balance                     $        71.30

(iv)    Interest accrued on the Subordinated Notes during the Accrual Period                                   $ 1,002,789.33
                                    Dollar Amount per $1,000 of original principal balance of the
                                    Subordinated Notes                                                         $        77.00

(v)     Interest on the Aggregate Certificate Balance of the Trust Certificates during the Accrual Period      $   836,110.28
                                Transferor Trust Certificate Amount                                            $     8,361.10
                                    Dollar Amount per $1,000 of original principal balance of the
                                    Transferor Trust Certificate                                               $        77.00

                                Other Trust Certificates Amount                                                $   827,749.17
                                    Dollar Amount per $1,000 of original principal balance of the Other
                                    Trust Certificates                                                         $        77.00

(vi)    Outstanding Amounts as of the day immediately preceding the Payment Date
                              Class A Notes
                                Class A-1                                                                      $16,106,501.05
                                    Dollar Amount per $1,000 of original principal balance                     $       575.23
                                Class A-2                                                                      $63,000,000.00
                                    Dollar Amount per $1,000 of original principal balance                     $     1,000.00
                                Class A-3                                                                      $54,000,000.00
                                    Dollar Amount per $1,000 of original principal balance                     $     1,000.00
                                Class A-4                                                                      $53,000,000.00
                                    Dollar Amount per $1,000 of original principal balance                     $     1,000.00
                                Class A-5                                                                      $84,900,000.00
                                    Dollar Amount per $1,000 of original principal balance                     $     1,000.00
                                Subordinated Notes                                                             $13,023,238.00
                                    Dollar Amount per $1,000 of original principal balance                     $     1,000.00
                                Aggregate Certificate Balance of the Trust Certificates                        $10,858,575.00
                                    Dollar Amount per $1,000 of original principal balance                     $     1,000.00

(vii)   SUBI Collections
                                Deposited into the Note Distribution Account                                   $17,240,863.51
                                Class A-1                                                                      $   320,014.36
                                Class A-2                                                                      $ 3,608,579.16
                                Class A-3                                                                      $ 3,607,200.00
                                Class A-4                                                                      $ 3,651,700.00
                                Class A-5                                                                      $ 6,053,370.00
                                Deposited into the Certificate Distribution Account                            $   836,110.28

(viii)            (A)           Reserve Fund Balance as of the previous Payment Date                           $ 8,154,363.51
                                Reserve Fund Requirement (constant)                                            $ 9,970,408.92
                                Reserve Fund at the beginning of the Collection Period                         $ 9,970,408.92
                                Reserve Fund at the end of the Collection Period                               $ 9,970,408.92
                  (B)           Reserve Fund Deposit Amount                                                    $ 2,246,922.45
                  (C)           Reserve Fund Draw Amount                                                       $   335,199.10
                  (D)           Reserve Fund Balance after all withdrawals and deposits in respect of
                                the Payment Date                                                               $ 9,970,408.92
                  (E)           Change in the Reserve Fund Balance from the prior Payment Date                 $ 1,816,045.41

(ix)    Class A Notes Distribution Amount
                                Class A-1                                                                      $16,426,515.41
                                    Dollar Amount per $1,000 of original principal balance                     $       586.66
                                Class A-1 Portion Allocable to Interest                                        $   320,014.36
                                    Dollar Amount per $1,000 of original principal balance                     $        11.43
                                Class A-2                                                                      $34,607,456.47
                                    Dollar Amount per $1,000 of original principal balance                     $       549.33
                                Class A-2 Portion Allocable to Interest                                        $ 3,608,579.16
                                    Dollar Amount per $1,000 of original principal balance                     $        57.28
                                Class A-3                                                                      $ 3,607,200.00
                                    Dollar Amount per $1,000 of original principal balance                     $        66.80
                                Class A-3 Portion Allocable to Interest                                        $ 3,607,200.00
                                    Dollar Amount per $1,000 of original principal balance                     $        66.80
                                Class A-4                                                                      $ 3,651,700.00
                                    Dollar Amount per $1,000 of original principal balance                     $        68.90
                                Class A-4 Portion Allocable to Interest                                        $ 3,651,700.00
                                    Dollar Amount per $1,000 of original principal balance                     $        68.90
                                Class A-5                                                                      $ 6,053,370.00
                                    Dollar Amount per $1,000 of original principal balance                     $        71.30
                                Class A-5 Portion Allocable to Interest                                        $ 6,053,370.00
                                    Dollar Amount per $1,000 of original principal balance                     $        71.30

        Certificate Distribution Amount                                                                        $   836,110.28
                                    Dollar Amount per $1,000 of original principal balance                     $        77.00
                              Portion Allocable to Interest                                                    $   836,110.28
                                    Dollar Amount per $1,000 of original principal balance                     $        77.00

(x)     Principal Distributable Amount
                              Class A Notes
                                Class A-1                                                                      $16,106,501.05
                                    Dollar Amount per $1,000 of original principal balance                     $       575.23
                                Class A-2                                                                      $30,998,877.31
                                    Dollar Amount per $1,000 of original principal balance                     $       492.05
                                Class A-3                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-4                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-5                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                              Subordinated Notes                                                               $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                              Trust Certificates                                                               $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
        Optimal Principal Distributable Amount
                              Class A Notes
                                Class A-1                                                                      $16,106,501.05
                                    Dollar Amount per $1,000 of original principal balance                     $       575.23
                                Class A-2                                                                      $30,998,877.31
                                    Dollar Amount per $1,000 of original principal balance                     $       492.05
                                Class A-3                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-4                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-5                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                              Subordinated Notes                                                               $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                              Trust Certificates                                                               $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00

        Principal Shortfall Amount
                              Class A Notes
                                Class A-1                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-2                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-3                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-4                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                                Class A-5                                                                      $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                              Subordinated Notes                                                               $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00
                              Trust Certificates                                                               $         0.00
                                    Dollar Amount per $1,000 of original principal balance                     $         0.00

(xi)    Class A-1 Note Factor                                                                                       0.0000000
        Class A-2 Note Factor                                                                                       0.5079543
        Class A-3 Note Factor                                                                                       1.0000000
        Class A-4 Note Factor                                                                                       1.0000000
        Class A-5 Note Factor                                                                                       1.0000000
        Subordinated Note Factor                                                                                    1.0000000
        Certificate Factor (does not include Transferor Trust Certificate)                                          1.0000000

(xii)   Residual Value Losses for the immediately preceding Collection Period                                  $    12,822.22
        Residual Value Surplus for the immediately preceding Collection Period                                 $         0.00
        Amount on Deposit in the Residual Value Surplus Account                                                $         0.00
        Residual Value Surplus Draw Amount included in Available Funds                                         $         0.00
        Residual Value Surplus Draw Amount                                                                     $         0.00

(xiii)  Special Event Purchases during the Collection Period                                                   $         0.00
        Aggregate Securitization Value (as of the Cutoff Date or during the related Calendar Year, as          $         0.00
        applicable) of Special Event Purchases made year-to-date

(xiv)   Sales Proceeds Advances included in Available Funds                                                    $   (34,394.24)
        Financial Component Advances included in Available Funds                                               $    24,907.32

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
(xv)    Payment Date Advance Reimbursement for the Accrual Period
                              For Credit Losses                                                                $   (12,176.14)
                              For Sales Proceeds Advances Outstanding for 9 or more months                     $         0.00

(xvi)   Amounts released to the Transferor
                              As Subordinated Noteholder                                                       $ 1,477,014.46
                              As Holder of the Transferor Trust Certificate                                    $   373,502.77

(xvii)  Administration Fee for the Collection Period                                                           $ 2,731,973.61
        Any unpaid fees in respect of one or more prior Collection Periods                                     $         0.00

(xviii) Retained SUBI Certificate Distribution Amount                                                          $   679,804.52
        Retained SUBI Certificate Amount                                                                       $   707,400.22
        Retained Administration Fee for the Collection Period                                                  $    27,595.69

(xix)   Net Investment Earnings on the SUBI Collection Account and the Residual Value Surplus Account          $   657,664.21

(xx)    Net Investment Earnings on the Reserve Fund                                                            $   586,468.91

(xxi)   Amount distributable to the Transferor from the Residual Value Surplus Account                         $         0.00


         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on March 23, 2001.

          Ryder Truck Rental, Inc. as Administrative Agent

          by: /s/ W. DANIEL SUSIK
             --------------------------------------
                        W. Daniel Susik
               Senior Vice President & Treasurer
                    Ryder Truck Rental, Inc.
                   (Duly Authorized Officer
                 of the Administrative Agent)